UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	No.)	Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On May 15, 2007, CheckFree Corporation (“CheckFree” or the “Company”), CF Oregon, Inc., a wholly-owned subsidiary of CheckFree (“Merger Sub”), and Corillian Corporation (“Corillian”) consummated the transactions contemplated by an Agreement and Plan of Merger, dated February 13, 2007, among CheckFree, Merger Sub, and Corillian (the “Agreement”), and, as a result, Corillian became a wholly-owned subsidiary of CheckFree. Under the terms of the Agreement, CheckFree acquired all of the outstanding shares of Corillian common stock at a price of $5.15 per share in cash, for a total purchase price of approximately $245 million on a fully diluted basis. CheckFree funded a portion of the total purchase price through its Credit Facility discussed under Item 2.03 below with the balance funded from available cash on hand.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement. A copy of the Agreement was filed as Exhibit 2 to the Company’s Current Report on Form 8-K, dated February 13, 2007, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2007, and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On May 15, 2007, CheckFree borrowed a principal amount of approximately $235 million under its Revolving Credit Agreement, dated April 13, 2006, with certain lenders from time to time parties thereto, SunTrust Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and KeyBank National Association, US Bank, National Association, and Mizuho Corporate Bank, Ltd., as Documentation Agents (the “Credit Facility”), to fund a portion of the total purchase price for the Corillian acquisition. A description of the Credit Facility is provided in CheckFree’s Current Report on Form 8-K, dated April 13, 2006, filed with the SEC on April 19, 2006, and a copy of the Credit Facility was filed as Exhibit 10.1 thereto, both of which are incorporated herein by reference.
Item 7.01 Regulation FD.
     On May 15, 2007, CheckFree issued a press release (the “Press Release”) announcing the completion of its acquisition of Corillian. In the Press Release, CheckFree also discussed the expected impact of the Corillian transaction on underlying revenue for the fourth quarter of fiscal 2007, ending June 30, 2007, and underlying earnings per share for the fourth quarter of fiscal 2007 and fiscal 2007. CheckFree also stated that it is in the process of finalizing its purchase accounting for the Corillian acquisition, including a review of the expected impact from acquisition-related intangible amortization expenses, the expected purchase accounting reduction in the value of the deferred revenue acquired with Corillian, and acquisition-related integration costs, and thus cannot provide an expected range of additional GAAP revenues for the fourth quarter of fiscal 2007 from the acquisition or the expected range of dilutive impact to GAAP earnings per share in the fourth quarter of fiscal 2007 or the current fiscal year. CheckFree further announced in the Press Release that it will provide fiscal 2008 GAAP and underlying earnings per share expectations during its fourth quarter earnings conference call.
     Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Use of Non-GAAP Financial Information
     CheckFree supplements its reporting of total revenues, income (loss) from operations, net income (loss) and earnings (loss) per share information determined in accordance with GAAP by using “underlying revenue,” “underlying income (loss) from operations,” “underlying net income (loss)” and “underlying earnings (loss) per share.” Management believes that certain non-cash adjustments to revenues or expenses enhance its evaluation of CheckFree’s performance, and are not pertinent to day-to-day operational decision making in the business. Therefore, CheckFree excludes these items from GAAP revenue, income (loss) from operations, net income (loss) and earnings (loss) per share in calculating underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share.

     Examples of such non-cash charges may include, but not be limited to, intangible asset amortization expense and in-process research and development costs associated with acquisitions, integration costs associated with acquisitions, charges associated with the impairment of intangible assets, the impact of discontinued operations, charges resulting from warrants issued to third parties, and charges associated with reorganization activities, all offset by the cumulative tax impact of these charges. CheckFree excludes these items in order to more clearly focus on the factors it believes are pertinent to the daily management of its operations, and its management uses underlying results to evaluate the impact of operational business decisions. CheckFree regularly reports underlying results to its Chairman and Chief Executive Officer and Chief Operating Officer, CheckFree’s chief operating decision makers, who use this information in allocating resources to the various business units. Additionally, as CheckFree rewards its management for their decisions that increase revenues and decrease controllable costs, CheckFree uses underlying revenues and underlying income (loss) from operations as factors in determining short-term incentive compensation for management, and uses underlying revenues, underlying net income (loss) and underlying earnings (loss) per share as factors in determining long-term incentive compensation for management.
     Because CheckFree utilizes underlying financial results in the management of its business and to determine incentive compensation for management, CheckFree believes this supplemental information is useful to investors for their independent evaluation and understanding of the performance of CheckFree’s management and its core business performance. CheckFree’s underlying revenues, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share should be considered in addition to, and not as a substitute for, revenues, income (loss) from operations, net income (loss) or earnings (loss) per share or any other amount determined in accordance with GAAP. CheckFree’s measures of underlying revenues, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
Forward-Looking Statements
     The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future and include statements regarding expectations for the combined company, revenue for the fourth quarter of fiscal 2007 and earnings per share for the fourth quarter of fiscal 2007 and fiscal 2007(paragraph 1 of Item 7.01 herein and paragraphs 3, 4, 5, 6, 7 and 8 of the Press Release). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, its ability to successfully integrate acquired companies, and other risks and uncertainties detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 (filed September 8, 2006), Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (filed November 8, 2006), Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 (filed February 8, 2007) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (filed May 10, 2007). One or more of these factors have affected, and could in the future affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2	Agreement and Plan of Merger, dated February 13, 2007, among CheckFree Corporation, CF Oregon, Inc., and Corillian Corporation (incorporated by reference to Exhibit 2 to the Company’s Current Report on Form 8-K, dated February 13, 2007, filed with the Securities and Exchange Commission on February 14, 2007).

99.1*	CheckFree Corporation’s Press Release, dated May 15, 2007.

*	Such press release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: May 15, 2007	By:	/s/ Laura E. Binion
Laura E. Binion, Executive Vice
President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2	Agreement and Plan of Merger, dated February 13, 2007, among CheckFree Corporation, CF Oregon, Inc., and Corillian Corporation (incorporated by reference to Exhibit 2 to the Company’s Current Report on Form 8-K, dated February 13, 2007, filed with the Securities and Exchange Commission on February 14, 2007).

99.1*	CheckFree Corporation’s Press Release, dated May 15, 2007.

*	Such press release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.